JANUS INVESTMENT FUND
                                JANUS TWENTY FUND
     Supplement dated August 12, 1997 to Prospectus dated February 17, 1997

THIS SUPPLEMENT IS INTENDED TO BE USED WITH THE PROSPECTUS DATED FEBRUARY 17, 1997. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS PREVIOUSLY FURNISHED TO YOU, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Effective August 12, 1997, Thomas F. Marsico is no longer employed by Janus Capital Corporation, investment adviser to the Janus funds. Scott W. Schoelzel has been appointed portfolio manager of Janus Twenty Fund. Mr. Schoelzel joined Janus Capital in 1993 and was Executive Vice President and portfolio manager of Janus Olympus Fund from its inception to August 1997. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in Business from Colorado College.